Second Quarter Supplement August 2018

2Q Key Highlights www.nblenergy.com NYSE: NBL Solid operational performance and continued focus on shareholder returns Strong natural gas demand drove Record USO oil sales volumes Completed record sales volumes 105 MBbl/d 2 Delaware CGFs and increased firm takeaway for > 1 Bcf/d led by Delaware and DJ Basins Permian oil gross, from Israel Exploration > $440 MM Progressed Alen Captured directed to NBL stock repurchase Gas Monetization new opportunities international and debt reduction in West Africa through Heads of offshore and U.S. onshore Agreement 2

www.nblenergy.com | NYSE: NBL

2Q18 Actuals vs. Guidance

Volumes and total operating expenses in-line

Financial & Operating Metrics	2Q Guidance	2Q Actuals
Total Sales Volumes (MBoe/d)	340 – 350	346
Oil (MBbl/d)	124 – 132	127
Natural Gas Liquids (MBbl/d)	65 – 70	67
Natural Gas (MMcf/d)	885 – 910	917
Capital[1] ($MM)	750 – 850	866
Lease Operating ($/BOE)	3.70 – 4.00	4.19
Gathering, Transportation & Processing ($/BOE)	3.30 – 3.60	3.17
Production Taxes (% Oil, NGL, Gas Revenues)	4.5 – 4.9	4.5
DD&A ($/BOE)	14.00 – 14.75	14.75
Marketing ($MM)	8 – 12	7
Exploration ($MM)	30 – 50	29
G&A ($MM)	100 – 110	105
Interest, net ($MM)	70 – 80	73
Equity Investment Income ($MM)	35 – 50	49
Midstream Services Revenue – Third Party ($MM)	10 – 20	15
Noncontrolling Interest – NBLX Public Unitholders ($MM)	10 – 20	17

Adjusted Earnings	2Q ($MM)
Net (Loss) Income Attributable to NBL (GAAP)	**(23)**
Adjustments to Net (Loss) Income, Before Tax	121
Adjusted Net Income attributable to NBL, Before Tax	98
Current Income Tax Effect of Adjustments	(3)
Deferred Income Tax Effect of Adjustments	(14)
Adjusted Net Income Attributable to NBL[2] (Non-GAAP)	**81**

Adjusted EBITDAX	2Q ($MM)
Net (Loss) Income Including Noncontrolling Interest (GAAP)	**(6)**
Adjustments to Net (Loss) Income, After Tax	104
DD&A	465
Exploration	29
Interest, net	73
Current Income Tax Expense, Adjusted	26
Deferred Income Tax Expense, Adjusted	7
Adjusted EBITDAX[2] (Non-GAAP)	**698**

(1) Includes only NBL-funded portion of midstream capital expenditures.
(2) Non-GAAP reconciliation to GAAP measure available in 2Q18 earnings release.

noble energy | 3

DJ Basin

Delivering above expectations

www.nblenergy.com | NYSE: NBL

Solid Operational Execution in 2Q18

- Added 2nd rig and 3rd frac crew
- Sales volumes of 121 MBoe/d reflect strong well performance
- Oil mix of 50% (or 55% prior to impact of ASC 606 implementation)

Anticipate Volume Growth in 2H18

- 25-30 wells planned to come online in both 3Q and 4Q
- Expect 2H18 DJ Basin gas processing expansions to support volume uplift
- Timing Mustang wells online in coordination with infrastructure expansion within basin

DJ Basin Activity	2Q18
Oil (MBbl/d)	60
NGL[1] (MBbl/d)	24
Gas[1] (MMcf/d)	219
Total Sales[1] (MBoe/d)	121
Operated Rigs	2
Wells Drilled[2]	23
Wells Completed[2]	31
Wells Brought Online[2]	16
Avg. Lateral Length (ft)	10,000


Weld
East Pony
Wells Ranch
Mustang
NBL Acreage
Municipalities
GOR:
Low
Mid
High

Wells Ranch and East Pony Sales Volumes[1]


MBoe/d
100
75
50
25
2Q16
2Q17
2Q18

(1) *Reflects the current presentation of sales volumes, post-implementation of ASC 606 accounting standard.*
(2) *Represents NBL operated activity.*

noble energy | 4

DJ Basin Activity

Key well results

www.nblenergy.com | NYSE: NBL

Exceptional Productivity Continues from Wells Ranch Kona Wells

- Seven wells utilizing high sand concentrations of 2,800 – 3,600 lbs/ft proppant across 10,500+ ft. average lateral
- Continue to optimize well designs to maximize value and recovery per section
  - Higher proppant concentration at wider well spacing

Kona Wells – High Proppant Concentration Test

10+ MBoe/d gross rate total after 150 days online

60% oil cut, maintaining lower GOR than offset wells


Wells
Ranch

Encouraging Early Results from Mustang Wells

- Wellhead pressures significantly higher than offset wells with similar GOR
- First row development includes multiple proppant concentration tests to optimize development
  - Initial six wells online late 2Q utilized 1,800 lbs/ft proppant standard design
- Utilizing new modular spec-oil facility design

Mustang IDP

30 wells planned to be online by year-end 2018 across lower GOR area

10 wells currently online and ramping up


Mustang

noble energy | 5

DJ Basin Infrastructure

www.nblenergy.com | NYSE: NBL

Line of sight to processing additions for growing DJ volumes

NBL Well Positioned to Benefit from Near-term Processing Expansions

- Mustang activity planned in coordination with DCP Plant 10 start-up in 3Q18 and Discovery addition in 4Q18
- Additional near-term bypass and offload opportunities
- DCP Plant 11 and 12 support growth in 2019 and 2020

Mustang Infrastructure Built To Maximize Gas Processing Flexibility

- Diversified processing capacity across three providers with multiple offload points
- Protected through compression
- NBLX completed gathering infrastructure (75% NBL owned, 25% NBLX)



DCP Plant 10 (Mewborne 3)
- Adds 200 MMcf/d capacity
- Online August 2018
DCP Plant 11 (O'Connor 2)
- Adds 300 MMcf/d processing and bypass capacity
- Expected online 2Q19
NBL Acreage
New Processing Plant
Wells Ranch
Mustang
DCP Plant 12
- Adds up to 1 Bcf/d processing and bypass capacity beginning in 2020
Western Gas Latham Plant
- Adds >200 MMcf/d capacity
- Expected online in 2019
Discovery Plant
- Adds 200 MMcf/d capacity
- Expected online in 4Q18



Processing Capacity MMcf/d
DCP and Discovery Gas Processing Capacity
Supports Mustang Growth
1,600
1,100
600
2Q18
3Q18E
4Q18E
1Q19E
2Q19E

noble energy | 6

Delaware Basin

Doubled production year-over-year

www.nblenergy.com | NYSE: NBL

TX

Solid Operations in 2Q with Sales Volumes of 47 MBoe/d

- Majority of 2Q wells online late in quarter
- 55 MBoe/d average July production

Progressed Midstream Infrastructure Build-out

- 5 central gathering facilities (CGFs) now online, expanding oil gathering capacity to 90 MBbl/d
- All CGFs connected and flowing through the Advantage crude oil pipeline (operated by NBLX)

Modifying Near-term Activity to Address Basin Constraints

- Timing development to align with pipeline expansions
- Temporarily reducing completion activity late 3Q18; optimizing drilling for row development around CGFs
- 15-20 wells planned to come online in both 3Q and 4Q

Delaware Activity	2Q18
Oil (MBbl/d)	33
NGL (MBbl/d)	7
Gas (MMcf/d)	40
Total Sales (MBoe/d)	47
Operated Rigs	6
Wells Drilled[1]	22
Wells Completed[1]	22
Wells Brought Online[1]	23
Avg. Lateral Length (ft)	9,050


Reeves
Ward
Pecos
NBL Acreage

Delaware Basin Net Production[2]

100% Volume Growth 2Q17 to 2Q18


MBoe/d
50
40
30
20
10
0
2Q16
2Q17
2Q18
Total
Oil (MBbl/d)

(1) *Represents NBL operated activity.*
(2) *Includes impact of CWEI acquisition which closed in 2Q17.*

noble energy | 7

Delaware Basin Activity

www.nblenergy.com | NYSE: NBL

Demonstrating strength of asset across acreage position

2Q18 Activity Focused on Wolfcamp A Upper and Lower Zones

- 21 of 23 wells online were in Wolfcamp A, majority were multi-well pads
  - 18 of the 23 wells were long laterals, over 9,000 ft lateral length
- Longer laterals experiencing shallower declines
  - IP-60 averaging 93% of IP-30 for 2Q wells that have reached 60 days

Progressing Development of Legacy Clayton Williams Acreage

- Strong well performance in 2Q18
- Nearly all wells brought online flowing through CGFs

Continue to Drive Operating Efficiencies

- Reduced drilling days by 10% in 1H18 vs. 2017
- Lateral length for wells online increased by 30% in 1H18 vs. 2017
- Increased use of recycled water for completions to 10%


Recycled Water Test
▪ Used 100% recycled water in completion
▪ 1 Wolfcamp A well IP-30 1,510 Boe/d
▪ 4,370 ft lateral length, 74% oil
100% Use 100 Mesh Test
▪ Primarily locally sourced 100 mesh sand
▪ 2 Wolfcamp A wells avg. IP-30 1,520 Boe/d
▪ 10,140 ft avg. lateral length, 82% oil
Reeves
Central Gathering Facilities
▪ 4th and 5th CGFs online in 2Q18
NBL Acreage
Southern Wolfcamp A Well Results
▪ 9 wells in Wolfcamp A Upper and Lower Zones
▪ Avg. IP-30 1,600 Boe/d; Avg. IP-60 1,495 Boe/d
▪ 9,540 ft avg. lateral length, 82% oil

noble energy | 8

Permian Oil Takeaway

www.nblenergy.com | NYSE: NBL

Securing flow assurance and diversifying pricing

Majority of New Production Transported via Pipe to Sales Point

- Wells gathered from wellhead to CGFs
- Oil volumes connected from CGFs to Advantage Pipeline system (operated by NBLX) transported to Crane with access to Midland

Reducing Price Impact of Wide Midland Differentials

- Diversified end markets for Delaware oil volumes
- Mid-Cush basis hedging provides further protection
- ~5% of 2H18 Total Company sales volumes exposed to Midland pricing(2)

EPIC Firm Transport Agreement Will Provide Access to Premium Priced Markets from Gulf Coast

- Secured capacity for 100 MBbl/d gross on EPIC crude pipeline
- Anticipate start-up in 4Q19

Diversified Permian Firm Oil Takeaway


NBL Acreage
Existing Pipeline
Midland
Advantage Pipeline to Crane
Crane
Reeves
Cushing
Midland
Crane
Houston
Corpus Christi

Permian Firm Oil Takeaway 2H18-2019	
Firm Sales(1)	25 MBbl/d Avg. 2H18-2019 Majority to Gulf Coast
Firm Transport(1)	100 MBbl/d via EPIC pipeline to Gulf Coast online in 4Q19
Basis Hedges 2H18-2019	
Mid-Cush	20 MBbl/d in 2H18 at $2.30/Bbl avg. 27 MBbl/d in 2019 at $3.23/Bbl avg.

(1) *Represents gross sales volumes.*
(2) *Includes impact of basis hedges.*

noble energy | 9

www.nblenergy.com | NYSE: NBL

Noble Midstream (NBLX)

Peer-leading distribution growth and growing third-party services

20%	192	4	1.8x
targeted annual distribution growth	MBoe/d record quarterly oil and gas volumes gathered in 2Q	major projects completed in 2Q	distribution coverage with a strong balance sheet

Delaware Basin Highlights

- Delivered CGF Construction in Support of NBL Delaware Volume Growth
  - Completed Billy Miner II and Collier CGFs in 2Q18
  - Total gathering capacity from 5 CGFs expanded to 90 MBbl/d for oil, and 115 MBoe/d including natural gas
- All CGFs Connecting through Advantage System by Mid-year
- Grew Advantage Pipeline Oil Throughput to 105 MBbl/d; 19% increase from 1Q18
- Advantage Pipeline Capacity Expansion to 200 MBbl/d Completed in July

DJ Basin Highlights

- Maintained Wells Ranch and East Pony Volumes Gathered from Fewer Wells Turned Online 2Q vs. 1Q
- Mustang IDP Gathering Infrastructure Online at the End of 2Q18
  - Spec gathering system for oil, gas, and produced water
  - Delivered fresh water to two frac crews in Mustang for a full quarter
- Reported a Full Quarter of Contribution from Black Diamond Gathering
  - Increased dedicated system acres by 12%
  - 2Q18 throughput up 4% from time of acquisition close

noble energy | 10

Eastern Mediterranean

www.nblenergy.com | NYSE: NBL

Growing natural gas demand with stable long-term cash flows

Record Gross Sales Volumes 1,019 MMcfe/d; Net Sales Volumes 227 MMcfe/d

- Driven by strong demand and weather
- Price realizations of $5.46/Mcf

Over 900 MMcf/d Total Volume Under Contract for Leviathan

- Over 200 MMcf/d contracted to meet Israel domestic consumption
- 700 MMcf/d contracted for exports
  - 350 MMcf/d to Egypt and 350 MMcf/d to Jordan
- Continue negotiations to fill up Leviathan phase 1 to 1 Bcf/d

Progressing Options for Multiple Pipelines Routes to Export Gas to Regional Markets

- Prioritizing use of existing infrastructure to Jordan and Egypt


Aphrodite
35% WI
Tamar
25% WI
Leviathan
39.7% WI
Tamar SW
25% WI
Dor
Tel Aviv
Ashdod
Israel
Egypt
NBL Interests
Producing
Discovery
Field Development
Existing Pipeline
Planned Pipeline


Israel Gross Production
All-time Record in 2Q18, Over 1 Bcfe/d
MMcfe/d
1,200
1,000
800
600
400
200
2Q15
2Q16
2Q17
2Q18

noble energy | 11

www.nblenergy.com | NYSE: NBL

Eastern Mediterranean Leviathan Development

Project ~60% complete and progressing towards first gas sales by year-end 2019

Leviathan Major Project Development Remains On Schedule and On Budget, Several Milestones Achieved:

- Finished drilling program and began completion activity
- Completed first subsea tree installation
- Completed floating of the production decks
- Finished pipelay for gathering lines
- Completed direct pipe shore crossing


Project Phase
2017
2018
2019
Sanction
Order Critical Path Equipment
Detail Design and Engineering
Equipment Manufacturing
Drilling and Completions
Pipeline Manufacturing
Offshore Platform Installation
Commissioning and First Gas



Construction of Leviathan Platform



Subsea Tree Installation



Jacket Fabrication

noble energy | 12

Financial Position

www.nblenergy.com | NYSE: NBL

Continued focus on financial strength and shareholder returns

Progressing Direct Shareholder Return Initiatives

- Repurchased 1.8 MM shares outstanding in 2Q18
- $750 MM share repurchase program, 17% complete in 1H18
- 10% dividend increase in 1H18

Accomplished $600 MM NBL Debt Reduction 3-Year Target

- $379 MM reduction in 2Q18 removed legacy ROSE debt

Realized Proceeds of ~$520 MM in 2Q18

- Gulf of Mexico divestiture and CNXM unit sale
- Funds allocated for share repurchases and debt reduction

Robust Liquidity of $4.6 B at end of 2Q18

Reduced NBL Debt by $2.6 B Since Beginning of 2016


$B
10
8
6
4
2
YE15
CWEI Assumed Debt
Debt Retirement
2Q18

Investment Grade Credit Ratings

Current Rating Agency Summary		
Moody's	Baa3	Stable
S&P	BBB	Neutral
Fitch	BBB-	Positive

noble energy | 13

Updated 2018 Outlook

www.nblenergy.com | NYSE: NBL

Delivering significant volume growth year-over-year

FY18 U.S. Onshore Oil Expected to Grow >25% from FY17

- Anticipate nearly 10 MBbl/d oil growth from 2Q to 3Q and ~5 MBbl/d growth from 3Q to 4Q

Full Year Sales Volumes Towards Lower End of 350 – 360 MBoe/d Range

- EMed and West Africa volumes expected in upper half of original guided ranges
- U.S. onshore volumes expected lower due to near-term Permian completion deferrals and Eagle Ford declines

Reallocating Near-term U.S. Onshore Capital to Optimize Returns and Cash Flow

- Full year capital[(1)] budget increased to $3.0 B driven by higher facility spend and industry cost inflation


Maintaining Total Company Sales Volumes(2) Growth Target
MBoe/d
400
350
300
250
200
Up 12%
FY17
FY18E
Total


Strong USO Sales Volumes(2) Growth
MBoe/d
300
250
200
150
100
Total: Up > 15%
Oil: Up > 25%
MBbl/d
150
100
50
FY17
FY18E
Total
Oil

(1) Excludes NBLX funded capital expenditures.
(2) Pro-forma for acquisitions and divestitures. Reflects volumes post-implementation of ASC 606.

noble energy | 14

www.nblenergy.com NYSE: NBL Third Quarter 2018 Guidance Crude Oil and Natural Gas Liquids Natural Gas Total Equivalent 3Q 2018 Sales Volume Condensate (MBbl/d) (MBbl/d) (MMcf/d) (MBoe/d) Low High Low High Low High Low High United States Onshore 110 118 54 59 445 465 241 251 Israel - - - - 220 240 37 40 Equatorial Guinea 11 15 - - 200 220 46 50 Equatorial Guinea - Equity method investment 1 2 5 5 - - 6 7 Total Company 125 132 59 64 880 910 335 345 Capital & Cost Metrics Capital Expenditures(1) ($MM) Total Company Organic Capital $700 - $775 Cost Metrics LOW HIGH Lease Operating Expense ($/BOE) 3.90 4.30 Gathering, Transportation & Processing ($/BOE) 3.10 3.40 Production Taxes (% Oil, Gas, NGL Revenues) 4.6 5.0 Marketing ($MM) 8 12 DD&A ($/BOE) 15.25 16.25 Exploration ($MM) 30 50 G&A ($MM) 100 110 Interest, net ($MM) 70 80 Other Guidance Items ($MM) Equity Investment Income 30 45 Midstream Services Revenue – Third Party 10 20 Non-Controlling Interest – NBLX Public Unitholders 15 25 (1) Includes only NBL-funded portion of midstream capital expenditures. 15

www.nblenergy.com | NYSE: NBL

Full-Year 2018 Guidance

Full-Year 2018 Sales Volume	Crude Oil and Condensate (MBbl/d)		Natural Gas Liquids (MBbl/d)		Natural Gas (MMcf/d)		Total Equivalent (MBoe/d)	
	Low	High	Low	High	Low	High	Low	High
United States Onshore	108	113	57	60	460	480	244	252
United States Gulf of Mexico[1]	5	5	-	1	6	6	7	7
Israel[1]	-	-	-	-	225	245	38	40
Equatorial Guinea	13	15	-	-	200	220	47	51
Equatorial Guinea - Equity method investment	1	2	5	5	-	-	7	7
Total Company	**129**	**135**	**62**	**66**	**915**	**930**	**350**	**360**

Capital & Cost Metrics		
Capital Expenditures[2] ($MM)		
Total Company Organic Capital	~ $3,000	
Cost Metrics	**LOW**	**HIGH**
Lease Operating Expense ($/BOE)	4.30	4.60
Gathering, Transportation & Processing ($/BOE)	2.95	3.15
Production Taxes (% Oil, Gas, NGL Revenues)	4.6	5.0
Marketing ($MM)	30	45
DD&A ($/BOE)	14.50	15.25
Exploration ($MM)	125	150
G&A ($MM)	400	430
Interest, net ($MM)	260	300
Other Guidance Items ($MM)		
Equity Investment Income	140	180
Midstream Services Revenue – Third Party	50	70
Non-Controlling Interest – NBLX Public Unitholders	80	105

(1) U.S. Gulf of Mexico volumes are included in sales guidance through closing April 12, 2018. Israel sales volumes reflect divestment of 7.5% interest in Tamar on March 11, 2018.
(2) Includes only NBL-funded portion of midstream capital expenditures.

noble energy | 16

www.nblenergy.com NYSE: NBL Forward-Looking Statements and Other Matters This presentation contains certain "forward-looking statements" within the meaning of federal securities laws. Words such as "anticipates", "plans", "believes", "expects", "intends", "will", "should", "may", and similar expressions may be used to identify forward-looking statements. Forward-looking statements are not statements of historical fact and reflect Noble Energy's current views about future events. Such forward-looking statements may include, but are not limited to, future financial and operating results, and other statements that are not historical facts, including estimates of oil and natural gas reserves and resources, estimates of future production, assumptions regarding future oil and natural gas pricing, planned drilling activity, future results of operations, projected cash flow and liquidity, business strategy and other plans and objectives for future operations. No assurances can be given that the forward-looking statements contained in this presentation will occur as projected and actual results may differ materially from those projected. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include, without limitation, the volatility in commodity prices for crude oil and natural gas, the presence or recoverability of estimated reserves, the ability to replace reserves, environmental risks, drilling and operating risks, exploration and development risks, competition, government regulation or other actions, the ability of management to execute its plans to meet its goals and other risks inherent in Noble Energy's businesses that are discussed in Noble Energy's most recent annual report on Form 10-K and in other Noble Energy reports on file with the Securities and Exchange Commission (the "SEC"). These reports are also available from the sources described above. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Noble Energy does not assume any obligation to update any forward-looking statements should circumstances or management’s estimates or opinions change. This presentation also contains certain non-GAAP measures of financial performance that management believes are good tools for internal use and the investment community in evaluating Noble Energy’s overall financial performance. These non-GAAP measures are broadly used to value and compare companies in the crude oil and natural gas industry. Please see the attached schedules for reconciliations of the differences between any historical non-GAAP measures used in this presentation and the most directly comparable GAAP financial measures. 17

Investor Relations Contacts Brad Whitmarsh Megan Dolezal 281.943.1670 281.943.1861 brad.whitmarsh@nblenergy.com megan.dolezal@nblenergy.com Visit us on the Investor Relations Homepage at www.nblenergy.com